                                     DEFINED ASSET FUNDSSM
--------------------------------------------
----------------------------------


                              EQUITY INVESTOR FUND
                              SELECT SERIES STANDARD & POOR'S INDUSTRY
                              TURNAROUND PORTFOLIO 2
                              (A UNIT INVESTMENT TRUST)
                              O   TOTAL RETURN FROM:
                              --    CAPITAL APPRECIATION
                              --    CURRENT DIVIDEND INCOME
                              O   REINVESTMENT OPTION



SPONSORS:                      -------------------------------------------------
Merrill Lynch,                 The Securities and Exchange Commission has not
Pierce, Fenner & Smith         approved or disapproved these Securities or
Incorporated                   passed upon the adequacy of this prospectus. Any
Salomon Smith Barney Inc.      representation to the contrary is a criminal
PaineWebber Incorporated       offense.
Dean Witter Reynolds Inc.      Prospectus dated July 9, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, MARCH 31, 1999.


CONTENTS
                                                                Page
                                                          -----------
Risk/Return Summary.....................................           3
What You Can Expect From Your Investment................           5
   Income...............................................           5
   Records and Reports..................................           5
The Risks You Face......................................           5
   Concentration Risk...................................           5
   Litigation and Legislation Risks.....................           5
Selling or Exchanging Units.............................           6
   Sponsors' Secondary Market...........................           6
   Selling Units to the Trustee.........................           6
   Rollover/Exchange Option.............................           7
How The Fund Works......................................           7
   Pricing..............................................           7
   Evaluations..........................................           8
   Income...............................................           8
   Expenses.............................................           8
   Portfolio Changes....................................           9
   Portfolio Termination................................           9
   No Certificates......................................           9
   Trust Indenture......................................           9
   Legal Opinion........................................          10
   Auditors.............................................          10
   Sponsors.............................................          10
   Trustee..............................................          11
   Underwriters' and Sponsors' Profits..................          11
   Public Distribution..................................          11
   Code of Ethics.......................................          11
   Year 2000 Issues.....................................          11
Taxes...................................................          11
Supplemental Information................................          13
Financial Statements....................................         D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
        O The Portfolio seeks total return through a combination of current dividend income and capital appreciation.
           You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of income and principal distributions.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
        O As of the initial date of deposit (April 3, 1998), we selected the 14 stocks in the Portfolio through the following screening process.



-- The strategy was to identify those industries that have recently underperformed the S&P 500 Index but that, in the opinion of the Sponsors and the Portfolio Consultant (Standard & Poor's), had begun to turn around.
-- First, we measured relative industry returns by comparing the last 12-month performance of each of the approximately 100 industries within the S&P 500 Index to the performance of the Index as a whole.
-- Next, we identified those industries that had broken above their nine-month average of relative annual returns.
-- We then selected the five most underperforming industries.
--         Finally, from each industry we chose up to four stocks.
           If there were more than four stocks in an industry, we chose the stocks with the highest S&P Common Stock Rankings or those whose issuers have the largest market capitalization.



        O The Portfolio plans to hold the stocks in the Portfolio for about one more year. At the end of the year, we will liquidate the Portfolio and apply the same Strategy to select a new portfolio, if available.
        o Each Industry Turnaround Portfolio is designed to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years but you are not required to stay with the Strategy or to roll over your investment. You can sell your units any time.

       3. WHAT INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO? Based upon the principal business of each issuer and current market values, the Portfolio represents the following industry groups.
                                              APPROXIMATE
                                               PORTFOLIO
                                               PERCENTAGE



      / /  Containers (Metal and Glass)             20%
      / /  Engineering and Construction            12
      / /  Gaming/Lottery/Parimutuel             19
      / /  Health Care                                 12
      / /  Restaurants                                 37



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o  Each industry may be out of favor with the market;
        o The underperforming industries from which the stocks were selected may not turn around.
        o  Stock prices can be volatile.
        o Dividend rates on the stocks or share prices may decline during the life of the Portfolio.
        o Because the Portfolio is concentrated in stocks in the restaurant sector, adverse developments in this sector may affect the value of your units.
        o The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed or the Common Stock Rankings on the stocks may fall.
       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want current dividend income and capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.
           The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment. It may not be appropriate for you if you are seeking preservation of capital or high current income.

       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.


           ESTIMATED ANNUAL OPERATING EXPENSES


                                                         AMOUNT
                                                      PER 1,000
                                                          UNITS
                                                    -----------
                                                     $    0.90
           Trustee's Fee
                                                     $    0.45
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees (including updating
           expenses)
                                                     $    3.02
           Other Operating Expenses
                                                    -----------
                                                     $    2.83
           TOTAL



           The Sponsors historically paid updating expenses.
           You will pay an up-front sales fee of 1.00%, as well as a deferred sales fee of $17.50 ($2.50 per 1,000 units deducted monthly from the Portfolio's net asset value, May 1, 1999 through November 1, 1999).


           The maximum sales fees are as follows:


                                                 YOUR MAXIMUM
                                                    SALES FEE
                     IF YOU INVEST:                  WILL BE:
           -----------------------------------  -----------------
           Less than $50,000                             2.75%
           $ 50,000 to $99,999                           2.50%
           $100,000 to $249,999                          2.00%
           $250,000 to $999,999                          1.75%
           $1,000,000 or more                            1.00%



       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from any of the Sponsors. The Sponsors are listed later in this prospectus.
           UNIT PRICE PER 1,000 UNITS            $828.12
           (as of March 31, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee.
           The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale.
      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays distributions of any dividend income, net of expenses, on the 25th of June, September, December and February, if you own units on the 10th of those months. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your distributions into additional units of the Portfolio. You will pay only the deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on designated exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you quarterly any income it has received. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
   o changes in the Portfolio because of additional securities purchases or sales;
   o a change in the Portfolio's expenses; and
   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
o a final report on Portfolio activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of the restaurant industry.

The companies in the portfolio operate fast-food or casual dining chains. Risks in these kinds of restaurants include:
o high costs of store construction and kitchen equipment;
o increases in minimum wage;
o labor shortages;
o fluctuating costs of food, paper and commodities;
o competitive pressures;
o cash flow sensitivity to regional economic weaknesses; and
o problems associated with franchising.

LITIGATION AND LEGISLATION RISKS

Columbia/HCA Healthcare Corporation common stock represents approximately 10% of the value of the Portfolio. Columbia/HCA is currently the subject of several federal and state investigations into its business practices, as well as various shareholder derivative and class action suits, patient/payer actions and general liability claims. Columbia/HCA is the subject of a formal order of investigation by the SEC relating to the anti-fraud, insider trading, periodic reporting and internal accounting control provisions of the federal securities laws. The Sponsors cannot predict the outcome of the investigations and litigation pending against Columbia/HCA, or whether these and other possible developments will have a material adverse effect on the price of Columbia/HCA stock over the remaining one-year life of the Portfolio, which could adversely affect unit price. Other than as described above, we do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
   o reducing the dividends-received deduction or
   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
   o adding the value of the Portfolio Securities, cash and any other Portfolio assets;
   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The

Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Industry Turnaround Portfolio if one is available.

If you hold your Units with one of the Sponsors and notify your financial adviser by March 31, 2000, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Industry Turnaround Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by May 1, 2000. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your Units at any time prior to termination.

You may exchange units of this Portfolio for units of another Select or Focus Series or certain other Defined Asset Funds any time before this Portfolio terminates. If you continue to hold your Units, you may exchange units of this Portfolio for units of certain other Defined Asset Funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

Normally, a rollover is taxable and you must recognize any gain or loss on the rollover. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

The deferred sales fee is generally a monthly charge of $2.50 per 1,000 units and is accrued in seven monthly installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution; however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
o The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of sales of securities.
   There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
o Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from the accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Portfolio and other legal fees and expenses;
   o expenses for keeping the Portfolio's registration statement current; and
   o Portfolio termination expenses and any governmental charges.

Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio; the Sponsors historically paid these amounts.

The Sponsors are currently reimbursed up to 45 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

S&P receives a minimal annual fee from the Portfolio to cover its license to the agent for the Sponsors of the use of the trademarks and trade names 'Standard & Poor's', 'S&P' and other trademarks and trade names and the use of the S&P Common Stock Rankings.

The Trustee's and Sponsors'fees may be adjusted for inflation without investors' approval.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the Portfolio;
   o size of the Portfolio relative to its original size;
   o ratio of Portfolio expenses to income; and
   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).
Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the

51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties;
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
   o the Sponsors determine that its replacement is in your best interest. Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Portfolio; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, 101 Barclay Street-- 17W, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

Dealers will be entitled to a concession of $11 per 1,000 Units ($5 per 1,000 Units for purchases of $1 million or more).

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect any of the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer in securities, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption) or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an 'in-kind' distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will not recognize gain or loss on your units except to the extent that your share of the Securities in the Portfolio is sold and the proceeds are paid to you. Your basis in the Securities that are rolled over into a new portfolio will be the same as the portion of your basis in your units which was attributable to the rolled over Securities.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment which produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in your units will be equal to the cost of the units, including the sales fee. You should not increase your basis in your units by deferred sales charges or organizational expenses. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses, but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount (currently, $126,600 or $63,300 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

 EQUITY INVESTOR FUND SELECT SERIES,
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS



 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders
   of Equity Investor Fund Select Series,
   S&P Industry Turnaround Portfolio Series 2

   Defined Asset Funds:

 We have audited the accompanying statement of condition of Equity Investor Fund Select Series, S&P Industry Turnaround Portfolio Series 2 Defined Asset Funds including the portfolio, as of March 31, 1999 and the related statements of operations and of changes in net assets for the period April 4, 1998 to March 31, 1999. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at March 31, 1999, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equity Investor Fund Select Series, S&P Industry Turnaround Portfolio Series 2 Defined Asset Funds at March 31, 1999 and the results of its operations and changes in its net assets for the above-stated period in conformity with generally accepted accounting principles.


 DELIOTTE & TOUCHE LLP
 New York, NY

 June 8, 1999

 EQUITY INVESTOR FUND SELECT SERIES
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS

 STATEMENT OF CONDITION
 AS OF March 31,1999


 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $12,401,054) (Note 1)...................                $10,769,568
   Dividends receivable............................                      4,586
   Receivable from securities sold.................                     70,798
   Prepaid organizational cost (Note 6)............                     19,909
   Cash............................................                     19,219
                                                                 _____________

             Total trust property..................                 10,884,080


 Less Liabilities:
   Accrued expenses payable........................  $    22,856
   Redemption Payable..............................      121,785      144,641
                                                    ____________  _____________
 NET ASSETS, REPRESENTED BY:
   13,109,432 units of fractional undivided
     interest outstanding (Note 3).................   10,731,442
   Undistributed net investment income.............        7,997
                                                    ____________
                                                                   $10,739,439
                                                                 ==============

 UNIT VALUE ($10,739,439/13,109,432 units).........                   $0.81921
                                                                 ==============




                           See Notes to Financial Statements.

 EQUITY INVESTOR FUND SELECT SERIES
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS

 STATEMENT OF OPERATIONS




                                                       April 4,
                                                          1998
                                                           to
                                                       March 31,
                                                          1999
 INVESTMENT INCOME:
   Dividend income.................................   $   113,130
   Trustee's fees and expenses.....................       (30,892)
   Sponsors' fees .................................       (13,295)
                                                    _______________

   Net investment income...........................        68,943
                                                    _______________

 REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS:
   Realized loss on securities sold ...............    (1,501,032)
   Unrealized depreciation of investments..........    (1,631,486)
                                                    _______________

   Net realized and unrealized loss on
     investments...................................    (3,132,518)
                                                    _______________

 NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................   $(3,063,575)
                                                    ===============





                                     See Notes to Financial Statements.

 EQUITY INVESTOR FUND SELECT SERIES
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS

 STATEMENT OF CHANGES IN NET ASSETS


                                                      April 4,
                                                         1998
                                                          to
                                                      March 31,
                                                         1999
 OPERATIONS:
   Net investment income...........................  $    68,943
   Realized loss on securities sold
      or redeemed..................................   (1,501,032)
   Unrealized depreciation of investments..........   (1,631,486)
                                                    _____________

   Net decrease in net assets resulting
      from operations..............................   (3,063,575)
                                                    _____________

 INCOME DISTRIBUTIONS TO HOLDERS (Note 2).........       (58,843)

 CAPITAL SHARE TRANSACTIONS:
   Issuance of 19,909,672 additional units........    19,393,874
   Redemptions of 7,205,113 units (Note 5)........    (5,617,367)
   Deferred sales charge..........................      (295,447)
   Organizational cost (Note 6)...................       (19,909)
                                                    _____________

 NET CAPITAL SHARE TRANSACTIONS....................   13,461,151
                                                    _____________

 NET INCREASE IN NET ASSETS........................   10,338,733

 NET ASSETS AT BEGINNING OF PERIOD.................      400,706
                                                    _____________

 NET ASSETS AT END OF PERIOD.......................  $10,739,439
                                                    =============
 PER UNIT:
   Income distributions during period..............     $.00337
                                                    =============
   Net asset value at end of period................     $.81921
                                                    =============

 TRUST UNITS OUTSTANDING AT END OF PERIOD..........  13,109,432
                                                    =============


                                See Notes to Financial Statements.

 EQUITY INVESTOR FUND SELECT SERIES
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS


 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value: for securities listed on a national securities exchange, value is based on the closing sale price on such exchange and, for securities not so listed, value is based on current bid price on the over-the-counter market. Realized gains or losses on sales of securities are determined using the first-in, first-out cost method.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income is recorded on the ex-dividend dates.

  2. DISTRIBUTIONS

     A distribution of net investment income is made to Holders on the twenty-fifth day of June, September, December and February. Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed periodically.

  3. NET CAPITAL


     Cost of 13,109,432 units at Dates of Deposit.......................................  $12,770,080
     Sales charge including deferred sales charge.......................................     (295,447)
     Redemptions of units - cost of 7,205,113 units redeemed ...........................    1,409,236
     Realized loss on securities sold or redeemed.......................................   (1,501,032)
     Net unrealized depreciation of investments.........................................   (1,631,486)
     Organizational cost................................................................      (19,909)
                                                                                        ______________

     Net capital applicable to Holders..................................................  $10,731,442
                                                                                        ==============


                                                   D  - 5

 EQUITY INVESTOR FUND SELECT SERIES
 S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
 DEFINED ASSET FUNDS


 NOTES TO FINANCIAL STATEMENTS

4. As of March 31, 1999, net unrealized depreciation of investments, based on cost for Federal income tax purposes, aggregated $1,631,486, of which $3,256,322 related to depreciated securities and $1,624,836 related to appreciated securities. The aggregate cost of investment securities for Federal income tax purposes was $12,401,054 at March 31,1999.

5.   REDEMPTIONS
     Holders may request redemptions of units by presentation thereof to the Trustee, The Bank of New York.
`
6.   PREPAID  ORGANIZATIONAL  COSTS
     Organizational costs have been deferred and are being amortized over the life of the fund.

EQUITY INVESTOR FUND SELECT SERIES
S&P INDUSTRY TURNAROUND PORTFOLIO SERIES 2
DEFINED ASSET FUNDS

PORTFOLIO
AS OF MARCH 31, 1999


                                      Number
                                        of
                                      Shares
Port-                                   of     Percentage
folio                                 Common     of Value
No.  Description of Securities        Stock    of Fund(2)        Cost(1)   Market Value(1)
___  _________________________        ______   __________        _______   ______________

 1   Ball Corp.                       24,800    10.81  %     $   941,190     $ 1,164,050
 2   Columbia/HCA Healthcare          40,112     7.05          1,303,167         759,621
 3   Crown Cork & Seal Co.            16,025     4.25            834,273         457,714
 4   Darden Restaurants               40,325     7.72            646,749         831,703
 5   Fluor Corp.                      15,937     4.00            748,981         430,299
 6   Foster Wheeler Corp.             27,512     3.10            754,743         333,583
 7   Harrah'S Entertainment           50,750     8.98          1,273,416         967,422
 8   Mc Dermott Intl. Inc.            20,362     4.79            814,230         515,413
 9   McDonalds Corp. (3)              18,950     7.97            596,350         858,672
10   Mirage Resorts Inc.              50,050     9.88          1,122,453       1,063,563
11   Owens-Illinois                   18,800     4.36            803,565         470,000
12   Tenet Healthcare Corp.           33,612     5.91          1,235,636         636,527
13   Tricon Global Restaurant         20,862    13.61            657,206       1,465,556
14   Wendys Intl. Inc.                28,675     7.57            669,095         815,445
                                              _________    _____________    _____________
Totals                                         100.00  %     $12,401,054     $10,769,568
                                              =========    =============    =============


Notes:
(1) See Notes to Financial Statements.
(2) Based on value
(3) Received 2 for 1 stock split

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT SERIES STANDARD & POOR'S
recent free Information                  INDUSTRY TURNAROUND PORTFOLIO 2
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Bank of New York                     complete information about the
1-800-221-7771                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-47937) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      70064--6/99